Streaming transactions	12 Months Ended
Dec. 31, 2025
Streaming Transactions
Streaming transactions

10. Streaming transactions

a) Statement of Financial Position

	December 31, 2025			December 31, 2024
	Current liabilities	Non-current liabilities	Total	Current liabilities	Non-current liabilities	Total
Gold streaming	81	1,564	1,645	136	1,442	1,578
Cobalt streaming	46	404	450	22	439	461
Total contract liabilities	127	1,968	2,095	158	1,881	2,039

b) Effects on the income statement

Year ended December 31,	2025	2024	2023
Cobalt streaming	30	19	14
Gold streaming	185	122	134
Fixed revenue - Contract liabilities realized	215	141	148

Cobalt streaming	11	4	3
Gold streaming	279	102	93
Variable revenue - Additional payments received	290	106	96

Gold streaming

Vale sold to Wheaton Precious Metals Corp. (“Wheaton”) an aggregate total of (i) 75% of the gold produced as a by-product at the Salobo copper mine, in Brazil, over the life of the mine, and (ii) 70% of the gold produced as a by-product at the Sudbury nickel mines, in Canada, until 2034.

Vale received upfront payments of (i) US$1.9 billion in 2013, (ii) US$900 in 2015 and (iii) US$800 in 2016. Vale also receives additional payments equal to the lower of 400 United States dollars per ounce of gold delivered and the market price on the delivery date.

Under the Salobo streaming agreement, Vale was entitled to receive an additional payment if the copper processing capacity reached a certain production level. The production levels were achieved in 2023 and 2025, in which Vale received additional payments of US$370 and US$144, respectively, which were recorded in the streaming liabilities.

In addition, Wheaton will be required to make annual payments of US$8.5 for a 10-year period should the Salobo complex achieve specific mining rates and copper feed grades.

Cobalt streaming

In June 2018, Vale sold to Wheaton and Cobalt 27 Capital Corp. (“Cobalt 27”) a combined 75% of the cobalt produced as a by-product at its Voisey’s Bay mine starting January 1, 2021, for the amount of US$690. Vale also receives additional payments of 20%, in average, of the cobalt prices for each finished cobalt delivered. In February 2021, the stream originally sold to Cobalt 27 was transferred to the Anglo Pacific Group.

Accounting policy

The Company bifurcates both streaming transactions in two identifiable components: (i) the sale of the mineral rights and (ii) provisions of extraction services.

Sale of mineral rights - The amount allocated to this component is recognized as revenue in the income statement when the Company transfers ownership of the mineral rights to the counterparty. The cost related to the component sold is recognized in the income statement at the same moment.

Extraction services - The Company recognizes contract liabilities in the event it receives payments from customers before a sale meets criteria for revenue recognition. Proceeds received under the terms of the streaming transaction allocated to this component are accounted for as “streaming transactions” and included within liabilities.

Contract liability is initially recognized at fair value, net of transaction costs incurred, and is subsequently carried at amortized cost and updated using the effective interest rate method. Contract liability is released to the income statement based on the units of production, that is, revenue is calculated based on volume produced compared to the total proved and probable reserves of gold or cobalt, which are reviewed and remeasured annually.